UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 5, 2022

DraftKings Holdings Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-38908	84-4052441
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

222 Berkeley Street, 5th Floor

Boston, MA 02116

(Address of principal executive offices) (Zip Code)

(617) 986-6744

(Registrant’s telephone number, including area code)

DraftKings Inc.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	DKNG	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On May 5, 2022 (the “Merger Effective Date”), DraftKings Holdings Inc. (formerly known as DraftKings Inc.), a Nevada corporation (“Old DraftKings”), and Golden Nugget Online Gaming, Inc., a Delaware corporation (“GNOG”), completed the previously announced merger transactions pursuant to the Agreement and Plan of Merger, dated as of August 9, 2021 (the “Merger Agreement”), by and among GNOG, Old DraftKings, DraftKings Inc. (formerly known as New Duke Holdco, Inc.), a Nevada corporation (“New DraftKings”), Duke Merger Sub, Inc., a Nevada corporation and a wholly owned subsidiary of New DraftKings (“DraftKings Merger Sub”), and Gulf Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of New DraftKings (“GNOG Merger Sub”). Effective as of 12:01 a.m. eastern time on the Merger Effective Date (the “DraftKings Merger Effective Time”), DraftKings Merger Sub merged with and into Old DraftKings (the “DraftKings Merger”), with Old DraftKings continuing as a direct subsidiary of New DraftKings. Effective as of 12:01 a.m. eastern time on the Merger Effective Date (the “GNOG Merger Effective Time” and, together with the DraftKings Merger Effective Time, the “Merger Effective Times”), (i) GNOG Merger Sub merged with and into GNOG (the “GNOG Merger” and, together with the DraftKings Merger, the “Mergers”), with GNOG continuing as a direct subsidiary of New DraftKings, and (ii) Landry’s Fertitta, LLC, a Texas limited liability company (“LF LLC”), contributed its 40.5% membership interest (the “LHGN Units”) in LHGN Holdco, LLC, a Delaware limited liability company and a subsidiary of GNOG (“LHGN LLC”), to New DraftKings (the “Contribution” and, together with the Mergers, the “Transactions”). As a result of the Transactions, Old DraftKings and GNOG became direct subsidiaries of New DraftKings.

Item 1.01	Entry into Material Definitive Agreement.

Supplemental Indenture

On May 5, 2022, and in connection with the Transactions, Old DraftKings, New DraftKings and Computershare Trust Company, N.A. (“CTC”), as trustee, entered into a supplemental indenture (the “Supplemental Indenture”) to the Indenture, dated as of March 18, 2021 (the “Indenture”), between Old DraftKings and CTC, pursuant to which (i) New DraftKings agreed to fully and unconditionally guarantee all of Old DraftKings’ obligations under its 0% Convertible Senior Notes due 2028 (the “Convertible Notes”) and the Indenture and (ii) each Convertible Note which was outstanding as of the DraftKings Merger Effective Time and previously convertible into shares of Old DraftKings Class A Common Stock (as defined below) became convertible into shares of New DraftKings Class A Common Stock (as defined below), pursuant to and in accordance with the terms of the Indenture, as supplemented by the Supplemental Indenture.

The foregoing description of the Supplemental Indenture does not purport to be complete and is qualified in its entirety by the full text of the Supplemental Indenture, a copy of which is attached hereto as Exhibit 4.1 and is incorporated herein by reference.

Old DraftKings Assignment and Assumption Agreement

In connection with the Transactions, Old DraftKings entered into an assignment and assumption agreement (the “Old DraftKings Warrant Assignment Agreement”) with New DraftKings, CTC and Computershare Inc. (together with CTC, “Computershare”), pursuant to which Old DraftKings assigned to New DraftKings all of its rights, interests and obligations under the Warrant Agreement, dated as of May 10, 2019 (the “Old DraftKings Warrant Agreement”), by and between Diamond Eagle Acquisition Corp. and Continental Stock Transfer & Trust Company, as warrant agent, as assumed by Old DraftKings and assigned to Computershare by that certain Assignment and Assumption Agreement, dated as of April 23, 2020, governing Old DraftKings’ outstanding warrants (“Old DraftKings Warrants”) to purchase Class A common stock, par value $0.0001 per share, of Old DraftKings (“Old DraftKings Class A Common Stock”), on the terms and conditions set forth in the Old DraftKings Warrant Assignment Agreement. Effective as of the DraftKings Merger Effective Time, each of the outstanding Old DraftKings Warrants became exercisable for one share of New DraftKings Class A Common Stock on the existing terms and conditions of such Old DraftKings Warrants, except as described in the Old DraftKings Warrant Assignment Agreement.

The foregoing description of the Old DraftKings Warrant Assignment Agreement does not purport to be complete and is qualified in its entirety by the full text of the Old DraftKings Warrant Assignment Agreement, a copy of which is attached hereto as Exhibit 4.2 and is incorporated herein by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets.

At the DraftKings Merger Effective Time, each issued and outstanding share of Old DraftKings Class A Common Stock and each issued and outstanding share of Class B common stock, par value $0.0001 per share, of Old DraftKings (“Old DraftKings Class B Common Stock” and, together with Old DraftKings Class A Common Stock, “Old DraftKings Common Stock”) (other than shares of Old DraftKings Common Stock that were held in treasury by Old DraftKings not on behalf of a third party), were cancelled and converted into one validly issued, fully paid and non-assessable share of Class A common stock, par value $0.0001 per share, of New DraftKings (“New DraftKings Class A Common Stock”) and Class B common stock, par value $0.0001 per share, of New DraftKings (“New DraftKings Class B Common Stock” and, together with New DraftKings Class A Common Stock, “New DraftKings Common Stock”), respectively.

At the GNOG Merger Effective Time, each issued and outstanding share of Class A common stock, par value $0.0001 per share, of GNOG (“GNOG Class A Common Stock”) (other than shares of GNOG Class A Common Stock held in treasury by GNOG not on behalf of a third party), was converted automatically into the right to receive 0.365 (the “Exchange Ratio”) of a duly authorized, validly issued, fully paid and nonassessable share of New DraftKings Class A Common Stock (such fraction of a share of New DraftKings Class A Common Stock, the “GNOG Merger Consideration”). No fractional shares of New DraftKings Class A Common Stock were issued in connection with the GNOG Merger, and the holders of GNOG Class A Common Stock received cash in lieu of any fractional shares of New DraftKings Class A Common Stock. Given that LF LLC (the holder of all of the issued and outstanding shares of Class B common stock, par value $0.0001 per share, of GNOG (“GNOG Class B Common Stock” and, together with GNOG Class A Common Stock, “GNOG Common Stock”)) received the Contribution Consideration (as defined below) in connection with the Contribution, which also constituted consideration in respect of its shares of GNOG Class B Common Stock, LF LLC did not receive any GNOG Merger Consideration in connection with the GNOG Merger in respect of its shares of GNOG Class B Common Stock, which were instead cancelled at the GNOG Merger Effective Time.

At the GNOG Merger Effective Time, LF LLC contributed its LHGN Units to New DraftKings in exchange for a number of shares of New DraftKings Class A Common Stock equal to that which LF LLC would have received in the GNOG Merger based on the Exchange Ratio if it had caused LHGN LLC to redeem all of its LHGN Units in exchange for shares of GNOG Class A Common Stock on a one-for-one basis immediately prior to the GNOG Merger Effective Time (the “Contribution Consideration”).

As provided in the Merger Agreement, at the DraftKings Merger Effective Time, each outstanding restricted stock unit of Old DraftKings (each, an “Old DraftKings RSU”) and each outstanding option to purchase Old DraftKings Common Stock (each, an “Old DraftKings Option”) issued under the Old DraftKings Stock Plans (as defined below) was automatically converted into an equivalent restricted stock unit denominated in shares of New DraftKings Common Stock and an equivalent option exercisable for shares of New DraftKings Common Stock, respectively, with each otherwise having the same terms as the Old DraftKings RSUs and Old DraftKings Options, respectively, immediately prior to the DraftKings Merger Effective Time.

As provided in the Merger Agreement, at the GNOG Merger Effective Time:

•	all outstanding restricted stock units of GNOG (each, a “GNOG RSU”) that (i) were outstanding on the date of the Merger Agreement or (ii) were issued to existing GNOG employees prior to the closing of the Mergers in accordance with existing arrangements, in each case, vested, were canceled and entitled the holder thereof to receive a number of shares of New DraftKings Class A Common Stock equal to the number of shares of GNOG Common Stock subject to such GNOG RSU immediately prior to the GNOG Merger Effective Time multiplied by the Exchange Ratio, less a number of shares of New DraftKings Class A Common Stock equal to any applicable withholding taxes. All other outstanding GNOG RSUs were automatically converted into an equivalent restricted stock unit of New DraftKings that entitles the holder thereof to a number of shares of New DraftKings Class A Common Stock equal to the number of shares of GNOG Common Stock subject to such GNOG RSU immediately prior to the GNOG Merger Effective Time multiplied by the Exchange Ratio, less a number of shares of New DraftKings Class A Common Stock equal to any applicable withholding taxes; and

•	each outstanding warrant to purchase GNOG Class A Common Stock (each, a “GNOG Warrant”) was automatically converted into an equivalent warrant of New DraftKings that allows the holder thereof to purchase a number of shares of New DraftKings Class A Common Stock equal to the number of shares of GNOG Class A Common Stock subject to such GNOG Warrant immediately prior to the GNOG Merger Effective Time multiplied by the Exchange Ratio, at an exercise price equal to the per share exercise price of such GNOG Warrant immediately prior to the GNOG Merger Effective Time divided by the Exchange Ratio.

Other than certain shares issued to Jason Robins and Tilman Fertitta and their respective affiliates, the issuance of shares of New DraftKings Class A Common Stock to stockholders of Old DraftKings and stockholders of GNOG in connection with the Transactions, as described above, was registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to a registration statement on Form S-4 (File No. 333-260174) (as amended, the “Registration Statement”), filed by New DraftKings with the Securities and Exchange Commission (“SEC”) and declared effective on December 9, 2021. The joint information statement/prospectus of New DraftKings, Old DraftKings and GNOG (the “Joint Information Statement/Prospectus”) included in the Registration Statement contains additional information about the Mergers and the related transactions. The description of New DraftKings Common Stock set forth in the Joint Information Statement/Prospectus is incorporated herein by reference.

The description of the Merger Agreement contained herein does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, a copy of which is filed as Exhibit 2.1 hereto and is incorporated herein by reference. This summary is not intended to modify or supplement any factual disclosures about New DraftKings, Old DraftKings or GNOG, and should not be relied upon as disclosure about New DraftKings, Old DraftKings or GNOG without consideration of the periodic and current reports and statements that New DraftKings, Old DraftKings and/or GNOG file with the SEC. The terms of the Merger Agreement govern the contractual rights and relationships, and allocate risks, among the parties in relation to the transactions contemplated by the Merger Agreement. In particular, the representations and warranties made by the parties to each other in the Merger Agreement reflect negotiations between, and are solely for the benefit of, the parties thereto and may be limited or modified by a variety of factors, including subsequent events, information included in public filings, disclosures made during negotiations, correspondence between the parties and disclosure schedules to the Merger Agreement. Accordingly, the representations and warranties may not describe the actual state of affairs at the date they were made or at any other time, and you should not rely on them as statements of fact.

Prior to the Merger Effective Times, shares of Old DraftKings Class A Common Stock and shares of GNOG Class A Common Stock were registered pursuant to Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and listed on The Nasdaq Global Select Market (in the case of Old DraftKings Class A Common Stock) and The Nasdaq Global Market (in the case of GNOG Class A Common Stock) (collectively, the “Nasdaq”). As a result of the Transactions, shares of Old DraftKings Class A Common Stock and shares of GNOG Class A Common Stock will no longer be traded or listed on the Nasdaq, and will be substituted for shares of New DraftKings Class A Common Stock listed on The Nasdaq Global Select Market. As of the open of trading on May 5, 2022, shares of New DraftKings Class A Common Stock will trade on The Nasdaq Global Select Market under the ticker symbol “DKNG.” Each of Old DraftKings and GNOG expects to file a Form 15 with the SEC to terminate their respective registrations under the Exchange Act in respect of the shares of Old DraftKings Class A Common Stock and the shares of GNOG Class A Common Stock, respectively, and suspend their respective reporting obligations under Sections 12(g) and 15(d) of the Exchange Act.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K (this “Current Report”) under the heading “Supplemental Indenture” is incorporated by reference into this Item 2.03.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information set forth in the Explanatory Note and Item 2.01 of this Current Report is incorporated by reference into this Item 3.01.

Item 3.03	Material Modification to Rights of Security Holders.

The information set forth in the Explanatory Note, Item 2.01 and Item 5.03 of this Current Report is incorporated by reference into this Item 3.03.

Item 5.01	Changes in Control of Registrant.

The information set forth in the Explanatory Note and Item 2.01 of this Current Report is incorporated by reference into this Item 5.01.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Compensatory Plans

Effective as of the Merger Effective Times, New DraftKings assumed (i) the DraftKings Inc. 2020 Incentive Award Plan (the “2020 Plan”), the DraftKings Inc. Employee Stock Purchase Plan (the “ESPP”), the DraftKings Inc. 2017 Equity Incentive Plan (the “2017 Plan”), the DraftKings Inc. 2012 Stock Option & Restricted Stock Incentive Plan (the “2012 Plan”) and the SBTech (Global) Limited 2011 Global Share Option Plan (the “SBTech Plan” and, together with the 2020 Plan, the ESPP, the 2017 Plan and the 2012 Plan, the “Old DraftKings Stock Plans”) and (ii) the share reserve available for future issuances under the Old DraftKings Stock Plans.

Item 5.03	Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the completion of the DraftKings Merger, on May 5, 2022, Old DraftKings amended its articles of incorporation to change its name to “DraftKings Holdings Inc.” A copy of Old DraftKings’ amended articles of incorporation is filed as Exhibit 3.1 to this Current Report and is incorporated by reference into this Item 5.03.

Item 9.01	Financial Statements and Exhibits.

d)	Exhibits

Exhibit No.	Description

2.1*	Agreement and Plan of Merger, dated as of August 9, 2021, by and among Old DraftKings, New DraftKings, GNOG, DraftKings Merger Sub and GNOG Merger Sub (incorporated by reference to Exhibit 2.1 to Old DraftKings’ Current Report on Form 8-K, filed with the SEC on August 10, 2021)*
3.1	Amendment to the Articles of Incorporation of Old DraftKings
4.1	Supplemental Indenture, dated as of May 5, 2022, by and among New DraftKings, Old DraftKings and CTC, as trustee
4.2	Assignment and Assumption Agreement, dated as of May 5, 2022, by and among New DraftKings, Old DraftKings and Computershare
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Annexes, schedules and/or exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. Old DraftKings agrees to furnish supplementally a copy of any omitted schedule or similar attachment to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Old DraftKings has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

DraftKings Holdings Inc.

Dated: May 5, 2022	By:	/s/ R. Stanton Dodge
Name: R. Stanton Dodge
Title: Chief Legal Officer and Secretary